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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



Date of Report          August 17, 2000


            HOUSEHOLD AUTOMOTIVE TRUST IV, SERIES 2000-1
      (Exact name of registrant as specified in its charter)



                     HOUSEHOLD FINANCE CORPORATION
                 (Master Servicer of the Trust)
     (Exact name as specified in Master Servicer's charter)

                                                         Not
      Delaware              333-84129               Applicable
(State or other juris-    (Commission File Numbers)  (IRS Employer
diction of incorpora-                                Identification
tion of Master Servicer)                              Number of
                                                      Registrant)

  2700 Sanders Road, Prospect Heights, Illinois      60070
(Address of principal executive offices of        (Zip Code)
      Master Servicer)


Master Servicer's telephone number, including area code847/564-5000





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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (C)  Exhibits

     99(a) Monthly Servicer's Certificate to Trustee dated August 17, 2000 pursuant to Section 4.9 of the Master Sale and Servicing Agreement dated as of February 24, 2000 (the "Sale and Servicing Agreement") among Household Automotive Trust IV, as Issuer, Household Auto Receivables Corporation, as Seller, Household Finance Corporation, as Master Servicer, and the Trust and Norwest Bank Minnesota, National Association, as Indenture Trustee, with respect to the Class A Notes, Series 2000-1.



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                                 SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Master Servicer has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.





                              HOUSEHOLD FINANCE CORPORATION,
                         as Master Servicer of and on behalf of the
                           HOUSEHOLD AUTOMOTIVE TRUST IV, SERIES 2000-1
                                      (Registrant)



                         By:   /s/ J. W. Blenke
                               J. W. Blenke
                              Authorized Representative



Dated: August 25, 2000








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                               EXHIBIT INDEX

Exhibit

Number    Exhibit


99(a) Monthly Servicer's Certificate to Trustee dated August 17, 2000 pursuant to Section 4.9 of the Master Sale and Servicing Agreement dated as of February 24, 2000 (the "Sale and Servicing Agreement") among Household Automotive Trust IV, as Issuer, Household Auto Receivables Corporation, as Seller, Household Finance Corporation, as Master Servicer, and the Trust and Norwest Bank Minnesota, National Association, as Indenture Trustee, with respect to the Class A and B Notes, Series 2000-1.





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